UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

December 14, 2020

FUBOTV INC.

(Exact name of registrant as specified in its charter)

Florida	000-55353	26-4330545
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1330 Avenue of the Americas, New York, NY	10019
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(212) 672-0055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FUBO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act. [  ]

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 8, 2020, the board of directors of fuboTV Inc. (the “Company”) approved an amendment to the fuboTV Inc. 2020 Equity Incentive Plan (the “2020 Plan”), subject to shareholder approval at the Company’s annual meeting of shareholders (the “Annual Meeting”). At the Annual Meeting, held on December 14, 2020, the Company’s shareholders approved a proposal (the “2020 Plan Proposal”) to, among other things, increase the number of shares of the Company’s common stock reserved for issuance under the 2020 Plan by 19,000,000 shares (the 2020 Plan, as amended and restated, the “Amended Plan”). A description of the 2020 Plan was set forth in the Company’s definitive proxy statement on Form 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on November 19, 2020 (the “Proxy Statement”) in the section titled “ ITEM 4 — Approval of the Ability to Grant Incentive Stock Options under the 2020 Equity Incentive Plan and an Amendment to Increase the Share Reserve” The descriptions of the 2020 Plan Proposal contained herein and in the Proxy Statement are qualified in their entirety by reference to the Amended Plan, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On December 14, 2020, the Company held its Annual Meeting exclusively online via live webcast. The shareholders voted on the following proposals at the Annual Meeting:

1.	to re-elect seven directors each to serve until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office;
2.	to approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2019;
3.	to approve, on an advisory basis, the frequency of future shareholder advisory votes on the compensation of the Company’s named executive officers;
4.	to approve the ability of the Company to grant incentive stock options under the 2020 Plan, and an amendment to the 2020 Plan to increase its share reserve;
5.	to ratify the Company’s form of Indemnification Agreement; and
6.	to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020.

For more information about the foregoing proposals, see the Proxy Statement, filed with the SEC on November 19, 2020.

The voting results for each of the proposals are as follows:

1. Election of Directors

Nominee	For	Withheld	Broker Non-Votes
David Gandler	57,993,991.8	145,483.00	0.00
Edgar Bronfman, Jr.	57,837,362.8	302,112.00	0.00
Pär-Jörgen Pärson	58,079,470.8	60,004.00	0.00
Daniel Leff	58,081,260.8	58,214.00	0.00
Henry Ahn	58,121,115.8	18,359.00	0.00
Ignacio Figueras	57,839,922.8	299,552.00	0.00
Laura Onopchenko	58,119,537.8	19,37.00	0.00

Each director nominee was duly elected to serve until the earlier of: the next annual shareholders’ meeting, his or her successor being selected and qualified, or his or her earlier death, resignation or removal from office.

2. Advisory Vote on Compensation of the Company’s Named Executive Officers

For	Against	Abstained	Broker Non-Votes
57,841,491.8	230,489.00	647,494.00	0.00

The shareholders approved the compensation of the Company’s named executive officers.

3. Advisory Vote on the Frequency of Future Advisory Votes to Approve Executive Officer Compensation

One Year	Two Years	Three Years	Abstained	Broker Non-Votes
57,195,757.00	230,489.00	852,868.8	46,808.00	0.00

Based on these results and consistent with the Company’s recommendation, the Company’s board of directors has determined that the Company will conduct future advisory votes regarding the compensation of its named executive officers every year. This policy will remain in effect until the next required shareholder vote on the frequency of advisory votes on the compensation of named executive officers.

4. Approval of the 2020 Plan Proposal

For	Against	Abstained	Broker Non-Votes
55,195,757.8	2,622,442.00	86,029.00	0.00

The shareholders approved the 2020 Plan Proposal.

5. Ratification of the Form of Indemnification Agreement

For	Against	Abstained	Broker Non-Votes
58,007,698.8	72,001.00	59,775.00	0.00

The shareholders ratified the form of Indemnification Agreement for use with officers and directors.

6. Ratification of Appointment of Independent Registered Public Accounting Firm

For	Against	Abstained
58,098,836.8	23,875.00	16,763.00

The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2020.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
No.	Description
10.1	fuboTV Inc. 2020 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FUBOTV INC.

Date: December 18, 2020	By	/s/ David Gandler
	Name:	David Gandler
	Title:	Chief Executive Officer